SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

July 26, 2004

Date of Report (Date of earliest event reported)

CITIZENS HOLDING COMPANY

(Exact name of the registrant as specified in its charter)

MISSISSIPPI	001-15375	64-0666512
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

521 Main Street, Philadelphia, Mississippi	39350
(Address of principal executive office)	(Zip Code)

(601) 656-4692

(Registrant’s telephone number, including area code)

Item 5. Other Events and Required FD Disclosures

On July 26, 2004, Citizens Holding Company (the “Company”) issued a press release that announced the earnings for the Company for the second quarter of 2004. This press release is filed as Exhibit 99.1 to this Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Exhibits

Exhibit 99.1	Press Release dated July 26, 2004

Item 12. Results of Operations and Financial Condition

On July 26, 2004, the Company issued a press release that announced the earnings for the Company for the second quarter of 2004. This press release is furnished as Exhibit 99.1 to this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS HOLDING COMPANY

BY:	/s/ Robert T. Smith
Robert T. Smith
Treasurer and Chief Financial Officer

DATE: July 26, 2004

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated July 26, 2004